Exhibit 99.8

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMM 2005-LNP5 XP Notional Balance

Balance        Periods     A-SB         A1A          A1          A2           A3          A4           AJ           B
-------        -------     ----         ---          --          --           --          --           --           -
1,658,063,000       12  86,687,000  244,996,000  51,245,000  592,379,000  71,321,000  305,071,000  117,014,000  46,806,000
1,623,897,000       18  86,687,000  240,475,000  21,600,000  592,379,000  71,321,000  305,071,000  117,014,000  46,806,000
1,581,849,000       24  86,687,000  235,189,000          --  577,217,000  71,321,000  305,071,000  117,014,000  46,806,000
1,524,514,000       30  86,687,000  229,621,000          --  533,561,000  71,321,000  305,071,000  117,014,000  46,806,000
1,460,154,000       36  86,687,000  221,804,000          --  490,919,000  71,321,000  305,071,000  117,014,000  46,806,000
1,391,065,000       42  86,687,000  210,316,000          --  446,655,000  71,321,000  305,071,000  117,014,000  46,806,000
1,326,603,000       48  86,687,000  200,102,000          --  405,161,000  71,321,000  305,071,000  117,014,000  46,806,000
1,195,546,000       54  86,687,000  191,174,000          --  295,146,000  71,321,000  305,071,000  117,014,000  46,806,000
  718,783,000       60   6,310,000  171,999,000          --           --          --  305,071,000  117,014,000  46,806,000
  679,774,000       66          --  164,399,000          --           --          --  288,171,000  117,014,000  46,806,000
  644,286,000       72          --  157,613,000          --           --          --  267,089,000  117,014,000  46,806,000
  612,176,000       78          --  151,598,000          --           --          --  248,108,000  117,014,000  46,806,000
  515,445,000       84          --   97,140,000          --           --          --  212,566,000  117,014,000  46,806,000

Balance        Periods      C           D           E           F           G           H           J           K          L
-------        -------      -           -           -           -           -           -           -           -          -
1,658,063,000       12  14,892,000  27,658,000  21,275,000  23,403,000  14,893,000  17,020,000  12,765,000  6,383,000  4,255,000
1,623,897,000       18  14,892,000  27,658,000  21,275,000  23,403,000  14,893,000  17,020,000  12,765,000  6,383,000  4,255,000
1,581,849,000       24  14,892,000  27,658,000  21,275,000  23,403,000  14,893,000  17,020,000  12,765,000  6,383,000  4,255,000
1,524,514,000       30  14,892,000  27,658,000  21,275,000  23,403,000  14,893,000  17,020,000  12,765,000  2,527,000         --
1,460,154,000       36  14,892,000  27,658,000  21,275,000  23,403,000  14,893,000  17,020,000   1,391,000         --         --
1,391,065,000       42  14,892,000  27,658,000  21,275,000  23,403,000  14,893,000   5,074,000          --         --         --
1,326,603,000       48  14,892,000  27,658,000  21,275,000  23,403,000   7,213,000          --          --         --         --
1,195,546,000       54  14,892,000  27,658,000  21,275,000  18,502,000          --          --          --         --         --
  718,783,000       60  14,892,000  27,658,000  21,275,000   7,758,000          --          --          --         --         --
  679,774,000       66  14,892,000  27,658,000  20,834,000          --          --          --          --         --         --
  644,286,000       72  14,892,000  27,658,000  13,214,000          --          --          --          --         --         --
  612,176,000       78  14,892,000  27,658,000   6,100,000          --          --          --          --         --         --
  515,445,000       84  14,892,000  27,027,000          --          --          --          --          --         --         --

COMM 2005-LNP5 XP Coupon Schedule

Period         Coupon
------         ------
   1           5.2492
   2           5.4330
   3           5.2491
   4           5.4328
   5           5.4328
   6           5.2489
   7           5.4326
   8           5.2487
   9           5.2631
  10           5.2631
  11           5.2196
  12           5.4340
  13           5.2500
  14           5.4339
  15           5.2497
  16           5.4337
  17           5.4336
  18           5.2493
  19           5.4334
  20           5.2491
  21           5.2637
  22           5.2633
  23           5.2200
  24           5.4338
  25           5.2491
  26           5.4336
  27           5.2487
  28           5.4335
  29           5.4334
  30           5.2480
  31           5.4332
  32           5.2476
  33           5.4330
  34           5.2626
  35           5.2330
  36           5.4350
  37           5.2486
  38           5.4349
  39           5.2482
  40           5.4349
  41           5.4348
  42           5.2476
  43           5.4345
  44           5.2471
  45           5.2630
  46           5.2626
  47           5.2174
  48           5.4375
  49           5.2489
  50           5.4370
  51           5.2522
  52           5.4370
  53           5.4369
  54           5.2518
  55           5.4366
  56           5.2514
  57           5.3251
  58           5.3466
  59           5.4277
  60           5.5709
  61           5.4003
  62           5.5704
  63           5.3999
  64           5.5700
  65           5.5697
  66           5.3991
  67           5.5693
  68           5.3986
  69           5.3984
  70           5.3981
  71           5.3986
  72           5.5680
  73           5.3973
  74           5.5675
  75           5.3968
  76           5.5669
  77           5.5667
  78           5.3959
  79           5.5661
  80           5.3963
  81           5.5667
  82           5.3948
  83           5.4076
  84           5.5834